Victory Portfolios

Supplement dated December 31, 2015

to the Statement of Additional Information dated October 28, 2015 (“SAI”)

This Statement of Additional Information is being revised to reflect a change in the name and management of the Victory Munder Index 500 Fund.

1.              The name of the Victory Munder Index 500 Fund is changed to the Victory S&P 500 Index Fund.

2.              The references to the sub-advisory agreement with World Asset Management, Inc. (“World”) found on pages 63-64 and reference to World’s proxy voting policy on pages 67-69 are hereby deleted in their entirety.  References to World on page 33 are replaced with reference to the Adviser.

3.              All references and information pertaining to Eric Lessnau and Michael Mikha are hereby deleted in their entirety.

4.              The following rows are added to the “Other Accounts” table found on page 64.

	Registered Investment Company Accounts		Pooled Investment Vehicle Accounts		Other Accounts
	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Assets Managed (In Millions)	Number of Accounts	Total Assets Managed (In Millions)(1)
Stephen Hammers	$764.1	21	$0	None	$12.5	102	$776.6
Dan Banaszak	764.1	21	0	None	12.5	102	776.6
David Hallum	764.1	21	0	None	12.5	102	776.6
Rob Bateman	764.1	21	0	None	12.5	102	776.6
Alex Pazdan	764.1	21	0	None	12.5	102	776.6

5.              The following rows are added to the “Fund Ownership” table found on pages 65-66.

Portfolio Manager	Fund	Dollar Range of Shares Beneficially Owned as of June 30, 2015
Stephen Hammers	S&P 500 Index	None
Dan Banaszak	S&P 500 Index	None
David Hallum	S&P 500 Index	None
Rob Bateman	S&P 500 Index	None
Alex Pazdan	S&P 500 Index	None

If you wish to obtain more information, please call the Victory Funds at 800-539-3863.

PLEASE RETAIN THIS SUPPLEMENT FOR YOUR FUTURE REFERENCE.